Supplement dated August 31, 2018 to the

PNC Funds Prospectus,

PNC Bond Fund Summary Prospectus,

PNC Government Mortgage Fund Summary Prospectus,

PNC Limited Maturity Bond Fund Summary Prospectus and

PNC Funds Statement of Additional Information

each dated September 28, 2017, as supplemented

PNC Bond Fund

PNC Government Mortgage Fund

PNC Limited Maturity Bond Fund

(collectively, the “Funds”)

This Supplement provides new and additional information beyond that contained in the above-mentioned prospectus, summary prospectuses, and statement of additional information for the Funds and should be read in conjunction with those documents.

On August 28, 2018, the Board of Trustees of PNC Funds approved a plan of liquidation for each of the Funds. The liquidation of each Fund is expected to take place on or about October 19, 2018 (the “Liquidation Date”).  Effective after the close of business on September 28, 2018, the Funds’ shares will no longer be available for purchase by new investors.

The proceeds per share to be distributed to each shareholder on the Liquidation Date will be the net asset value per share of the relevant class of shares of such Fund, after all expenses and liabilities of the Fund have been paid or otherwise provided for.  For federal income tax purposes, the receipt of liquidation proceeds will generally be treated as a taxable event and may result in a gain or loss.  At any time prior to the Liquidation Date, shareholders of the Funds may redeem or, subject to investment minimums and other applicable restrictions on exchanges, exchange their shares of a Fund for shares of another PNC Fund pursuant to the procedures set forth under “Purchasing, Exchanging and Redeeming Fund Shares” in the Funds’ Prospectus.

In anticipation of the liquidation of the Funds, PNC Capital Advisors, LLC, the investment adviser to each Fund, may manage a Fund in a manner intended to facilitate its orderly liquidation and each Fund’s portfolio may be reduced to cash, cash equivalents or other short-term investments on or prior to the Liquidation Date.  As a result, during this time, all or a portion of a Fund may not be invested in a manner consistent with such Fund’s stated investment strategies, which may prevent the Fund from achieving its investment objective.

Please contact PNC Funds at 1-800-622-FUND (3863) with any requests for additional information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SP-007-0818-1